SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): April 27, 2004

                          AT&T WIRELESS SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                  001-16567                  91-1379052
           --------                  ---------                  ----------

(State or other jurisdiction  (Commission File Number)        (IRS Employer
       of incorporation)                                  Identification Number)




            7277-164th Ave. NE, Building 1, Redmond, Washington 98052
            ---------------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (425) 580-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS
          ------------

        Dr. Koichi Nishimura has been appointed to the Governance Committee of the Board of Directors of AT&T Wireless Services, Inc. Effective April 27, 2004, committee members are: Mr. Walter Y. Elisha, Mr. Donald V. Fites, and Dr. Nishimura. Previously, the committee members were Mr. Elisha, Mr. Fites, and Mr. Nobuharu Ono.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                    AT&T WIRELESS SERVICES, INC.


                                                    By:  /s/ Mary Brodd
                                                       -------------------------
                                                    Name:  Mary Brodd
                                                    Title: Assistant Secretary

Date:  April 28, 2004

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